SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED JUNE 1, 2006

TO PROSPECTUSES
DATED MAY 1, 2006 AND APRIL 11, 2006

FOR SUN LIFE FINANCIAL MASTERS CHOICE,
SUN LIFE FINANCIAL MASTERS EXTRA,
and SUN LIFE FINANCIAL MASTERS FLEX

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Effective immediately, the SC FI Large Cap Growth Fund is not available to Owners who purchase their Contracts through Bank of America representatives.